Investment Income (Tables)	12 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
Disclosure of Investment income

	SA Rand
Figures in million	2021	2020	2019
Interest income from financial assets at amortised cost	265	257	244
Dividend income[1]	23	—	—
Net gain on financial instruments[2]	43	118	64
Total investment income	331	375	308
[1]    Comprises of R18 million received from Rand Mutual Assurance and R5 million received from equity investments held by environmental trusts (refer to note 17).
[2]    Primarily relates to the environmental trust funds and the Social Trust Fund (refer to note 17) and also includes the fair value movement of the ARM BBEE Trust loan (refer to note 18). The gains for the 2021 year were offset by a day 1 expense of R87 million on the refinancing of the ARM BBEE Trust loan in June 2021.